SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date of Report, September 26, 2002. Date of earliest event reported, August 27, 2002

(Exact  name  of  registrant  as  specified  in  its  charter)

LOCH  HARRIS,  INC.

State  of  incorporation                    IRS  Employer  Identification Number
------------------------                    ------------------------------------
Nevada                                      87-0418799

          1807  Slaughter  LN  W  200-506,  Austin,  Texas  78748-6230
--------------------------------------------------------------------------------
             (Mailing  Address  of  principal  executive offices)

Registrant's  telephone  number,  including  area  code:  (512)  328-7808

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


ITEM  1.  Changes  in  Control  of  Registrant.

       None

ITEM  2.  Acquisition  or  Disposition  of  Assets.

       None

ITEM  3.  Bankruptcy  or  Receivership.

       Not  applicable.

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant.

       None.  Not  applicable.


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ITEM  5.  Other  Events

The Board of Directors of Loch Harris, Inc. (the "Company") has approved a resolution to postpone the effectiveness of a previous resolution to place 48,000,000 shares of CDEX-Inc. ("CDEX") common stock currently owned by the Company into a trust that, subject to compliance with various matters, were intended to be distributed to shareholders of the Company on the basis of one share of CDEX for each ten shares of the Company held of record on September 30, 2002. The Company is postponing the proposed action (including but not limited to postponing the formation of the trust, the transfer of shares to the trust and the date of record for determining who should participate in any distribution from the proposed trust) primarily due to legal and other concerns expressed about such proposed action by various parties, including but not limited to those expressed in a letter to the Company from CDEX regarding whether transfer of the shares to a trust would be in violation of federal securities laws (See letter attached hereto as Exhibit 99.21). In addition, in connection with concerns that have arisen with the proposed action, the Company is having discussions with counsel for Plaintiffs in the Derivative Action lawsuit currently pending in Travis County, Texas about possible alternative means of achieving a distribution of the shares to the Company's shareholders.

The Board has scheduled a Board Meeting for October 14, 2002 to review, discuss and determine what action should be taken on the matter and how to proceed with the Company's desire and effort to distribute the shares to the Company's shareholders. It is the Company's understanding that the Plaintiffs in the aforementioned Derivative Action lawsuit share the same desire to obtain distribution of the shares to the Company's shareholders. The Company hopes to have more information on this matter to report in the near future and will attempt to promptly provide updates on matters as warranted.

Note: Any forward looking statements made herein involve a number of significant risks and uncertainties and should not be considered as guarantees or assurances of future performance. Future results could vary significantly from those anticipated. In addition, any discussion herein regarding any document filed as an Exhibit hereto is qualified in its entirety by reference to such Exhibit.

ITEM  6.  Resignations  of  Registrant's  Directors.

       None.  Not  applicable.

ITEM  7.  Financial  Statements  and  Exhibits.

      None.  Not  applicable.

ITEM  8.  Changes  in  Fiscal  Year.

       None.  Not  applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH  HARRIS,  INC.     Registrant


----------------------------------------  --------------------------------------
Rodney Boone, CEO / 9-26-02               Mark  Baker,  Secretary / 9-26-02

LOCH  HARRIS,  INC.
SEPTEMBER  26,  2002
FORM  8-K  PAGE


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